Exhibit 23.1



                    Consent of Independent Public Accountants
                    -----------------------------------------

        As independent public accountants, we hereby consent to the incorporation by reference of our reports dated February 12, 1998, included in or made a part of this Form 10-K, into Thermedics Detection Inc.'s previously filed Registration Statement No. 333-28093 on Form S-8.



                                                 Arthur Andersen LLP


    Boston, Massachusetts
    March 13, 1998